EXHIBIT (4)

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                         SHARES OF BENEFICIAL INTEREST
                                  NO PAR VALUE


                                 MONARCH FUNDS
NUMBER            _____________________________________________           SHARES
______                                                                    ______
               ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS IS TO CERTIFY THAT                                     SEE REVERSE SIDE FOR
                                                            CERTAIN DEFINITIONS
                                                            --------------------
                                                            CUSIP ___________
                                                            --------------------


IS THE OWNER OF

    FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST NO PAR VALUE
         ------------_________________________________________----------
established as a separate series of Monarch Funds, a Delaware business trust (hereinafter called the "Trust"), under a Trust Instrument made July 10, 1992, as amended from time to time. The holder and every transferee or assignee of this Certificate or of the Shares presented hereby or any interest therein accepts and agrees to be bound by the provisions of such Trust Instrument and all amendments thereto (copies of which are on file at the principal office of the Trust) and such Bylaws of the Trust as may from time to time be adopted by the Trustees (copies of which are on file at the principal office of the Trust), all of which provisions are hereby incorporated by reference as fully as if set forth herein in their entirety. Written obligations of the Trust made by the Trustees are made by them not individually, but as such Trustees and obligations of the Trust are not binding upon any Trustee, shareholder, officer or agent of the Trust individually, but bind only the Trust estate. This Certificate and the Shares represented hereby are transferable on the books of the Trust by the registered holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent.

    Witness the seal of the Trust and the signatures of its duly authorized officers.

    Dated:

    By: /s/ John Y. Keffer                             [SEAL]
       --------------------------                   MONARCH FUNDS
                        President                       SEAL
                                                        1992
                                                      DELAWARE
                                                          *
        /s/ David I. Golstein
       --------------------------
                        Secretary



COUNTERSIGNED AND REGISTERED
           FORUM FINANCIAL CORP.
                                TRANSFER AGENT

BY:
                                AUTHORIZED SIGNATURE

CHAIRMAN

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